UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Motorsport Games Inc. (the “Company”) held a Special Meeting of Stockholders on October 25, 2024 (the “Special Meeting”), at which the Company’s stockholders voted on two proposals (the “Proposals”) and cast their votes as described below. These Proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting, which was filed with the Securities and Exchange Commission on September 10, 2024 (the “Definitive Proxy Statement”). The matters voted upon at the Company’s Special Meeting and the results of such voting are set forth below.

At the Special Meeting, the Company’s stockholders were asked to vote on the following two (2) Proposals:

Proposal 1: The approval to exercise warrants issued by the Company on July 29, 2024 to purchase up to an aggregate of 949,310 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), under applicable rules and regulations of the Nasdaq Stock Market LLC. This proposal is referred to as the “Warrant Exercise Proposal.”

The Company’s stockholders did not approve the Warrant Exercise Proposal based on the votes below:

Votes For	Votes Against	Abstentions*
210,069	8,524,301	1,133

Proposal 2: Approval for one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Warrant Exercise Proposal. This proposal is referred to as the “Adjournment Proposal.”

The stockholders approved the Adjournment Proposal based on the votes listed below. However, a decision was made not to adjourn the Special Meeting to a later date:

Votes For	Votes Against	Abstentions*
8,689,341	45,037	1,125

*There were no broker non-votes with respect to the Warrant Exercise Proposal or the Adjournment Proposal, as such proposals were “non-routine” proposals.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: October 25, 2024	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

3